                                EXHIBIT 24

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 29, 1997                /s/ Jerry Arends
                                             (signature)


                                        JERRY ARENDS
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 25 1997                 /s/ K. Timothy Bull
                                             (signature)


                                        K. TIMOTHY BULL
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 25, 1997                /s/ Fred J. Finkbeiner
                                             (signature)


                                        FRED J. FINKBEINER
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 25, 1997                /s/ Gary Gust
                                             (signature)


                                        GARY GUST
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February, 5, 1997               /s/ Ronald Hansen
                                             (signature)


                                        RONALD HANSEN
                                        (please type or print name)


                                        VICE PRESIDENT AND DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 28, 1997                /s/ Robert C. Humphreys
                                             (signature)


                                        ROBERT C. HUMPHREYS
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 6, 1997                /s/ Ben J. Landheer
                                             (signature)


                                        BEN J. LANDHEER
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  February 6, 1997                /s/ Dennis C. Nelson, D.D.S.
                                             (signature)


                                        DENNIS C. NELSON, D.D.S.
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 25, 1997                /s/ John Niederer
                                             (signature)


                                        JOHN NIEDERER
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 27, 1997                /s/ Paul K. Spoelman
                                             (signature)


                                        PAUL K. SPOELMAN
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 25, 1997                /s/ Donald W. Swanson
                                             (signature)


                                        DONALD W. SWANSON
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                         LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH; or either of them, his or her attorneys or attorney to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1996, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  January 25, 1997                /s/ Donald VanSingel
                                             (signature)


                                        DONALD VANSINGEL
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)